UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2020

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2020, United Insurance Holdings Corp. (the "Company") executed a Second Amended and Restated Employment Agreement (the “Amended Agreement”) with each of Bennett Bradford Martz, the Company’s President and Chief Financial Officer, and Scott St. John, the Company’s Chief Claims Officer (each, an “Executive”). The Amended Agreements provide that the Company will employ each Executive for automatically renewable one-year terms unless either party provides sixty (60) days' written notice of such party's intent to terminate. Each Executive will receive an annual base salary as determined each year by the Compensation and Benefits Committee and will be eligible to participate in the Company’s equity incentive compensation plans, including the long-term incentive plan, and to receive an annual bonus under the Company’s annual incentive plan. The Amended Agreements also provide each Executive with, among other things, severance of twelve (12) months’ salary at his then current base salary and a pro-rata share of any unearned annual incentive plan award, to the extent financial targets are met, in the event his employment is terminated by the Company without cause or by the Executive for good reason (in each case as defined in the Amended Agreements). In exchange, each Executive agreed to certain restrictive covenants, including a twelve (12) month non-compete and a twenty-four (24) month non-solicitation of then current Company employees.

The foregoing description of the Amended Agreements is qualified in its entirety by reference to the complete terms and conditions of the Amended Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference in their entirety into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Employment Agreement, dated October 23, 2020, by and between the Company and Bennett Bradford Martz.

10.2	Second Amended and Restated Employment Agreement, dated October 23, 2020, by and between the Company and Scott St. John.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
October 28, 2020	By:	/s/ Brad S. Kalter
Brad S. Kalter General Counsel, Chief Legal Officer and Corporate Secretary